Exhibit 10.68

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

FOURTH AMENDMENT TO THAT 2012 HOME SERVICES PROVIDER AGREEMENT

This Fourth Amendment (the “Fourth Amendment”) to that certain DIRECTV, Inc. 2012 Home Services Provider Agreement dated May 1, 2011 (the “Agreement”) by and Multiband Field Services, Inc. (“Contractor”), and DIRECTV, LLC (“DIRECTV”), is hereby made and entered into this eleventh (11th) day of October, 2013 (the “Fourth Amendment Effective Date”), as follows:

1.  Amendment.  For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto amend the Agreement, pursuant to paragraph 16 and paragraph 25.d. thereof, as follows:

A.          18.  Indemnification.          Section 18 of the Agreement shall be deleted in its entirety and replaced with the following:

Contractor shall indemnify, defend and hold DIRECTV, its affiliate, subsidiary and parent entities and each of their respective directors, officers, employees, agents, assigns and successors harmless from any and all costs, expenses, liability, claims, judgments, lawsuits and demands (including attorneys' fees) (collectively, each a “Claim”) arising out of (a) the performance, breach or alleged breach by Contractor of its obligations, warranties, representations or covenants under this Agreement; (b) the negligence or other wrongdoing, in whole or in part, on the part of any employee, agent, servant, subcontractor, or representative of Contractor in connection with the performance of its obligations under this Agreement; (c) the termination, disturbance, interruption or other interference with services of any type of utility or other public or private facility damaged, harmed or disturbed, or caused to be disturbed, by Contractor and any of its agents, servants, employees, subcontractors or representatives; (d) any acts or omissions of Contractor which would cause the independent contractor status as provided in Section 19 to be breached; and (e) any acts or omissions of any Approved Subcontractor. DIRECTV shall indemnify, defend and hold Contractor, its officers, directors, employees, agents and affiliates harmless of and from any and all Claims arising out of (y) the performance or breach by DIRECTV of its obligations under this Agreement or any agreement it has with its customers, provided that such customer Claim under its DIRECTV agreement, or based on the services provided by DIRECTV or any DIRECTV affiliate, does not result from the actions or inaction of Contractor on behalf of DIRECTV; or (z) the active negligence or other wrongdoing on the part of any employee, agent, servant, affiliate, subsidiary, parent or representative of DIRECTV in connection with the performance of its obligations under this Agreement or any agreement it has with its customers, provided that such customer Claim under its DIRECTV agreement, or based on the services provided by DIRECTV or any DIRECTV affiliate, does not result from the actions or inaction of Contractor on behalf of DIRECTV. This Section shall survive the termination or expiration of this Agreement.

B.          EXHIBIT 1.a.iii - Statement of Work.          Exhibit 1.a.iii of the Agreement shall be modified to include the following:

*****

C.          EXHIBIT 4.a.(i) - Rate Card.          Exhibit 4.a.(i) of the Agreement shall be modified to include the following:

*****

2.  Counterparts.  This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Except as expressly provided in this Fourth Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment through their duly authorized representatives as of October 11, 2013.

ACCEPTED AND AGREED TO:

Multiband Field Services, Inc.		DIRECTV, LLC
By:	/s/ James Mandel	By:	/s/ David W. Baker
Name:	James Mandel	Name:	David W. Baker
Title:	CEO	Title:	Senior Vice President

2

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.